SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. ___)

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Meridian Bioscience, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☑	No fee required.

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MERIDIAN BIOSCIENCE, INC.
3471 River Hills Drive
Cincinnati, Ohio 45244
www.meridianbioscience.com

Notice of Annual Meeting
and Proxy Statement

Dear Shareholder:

Our Annual Meeting of Shareholders will be held at 2:00 p.m. on January 22, 2004 at Holiday Inn, 4501 Eastgate Boulevard, Cincinnati, OH 45245. We hope you will attend.

At the meeting, you will hear a report on our operations and have a chance to meet your directors and executive officers. After the meeting we will have plant tours available for shareholders at our offices.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,

/s/ William J. Motto

William J. Motto
Chairman of the Board

December 22, 2003

NOTICE OF ANNUAL MEETING
OF
SHAREHOLDERS OF MERIDIAN BIOSCIENCE, INC.

Time:

     2:00 p.m., Eastern Time

Date:

     January 22, 2004

Place:

Holiday Inn
4501 Eastgate Boulevard
Cincinnati, OH 45245

Purpose:

•	Elect directors

•	Ratify appointment of PricewaterhouseCoopers LLP as Meridian’s independent public accountants for fiscal year 2004

•	Conduct other business if properly raised

     Only shareholders of record on December 8, 2003 may vote at the meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is December 23, 2003.

     Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

/s/ Melissa Lueke

Melissa Lueke
Secretary

December 22, 2003

GENERAL INFORMATION
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
PRINCIPAL SHAREHOLDERS
DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
FISCAL 2003 OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES
PERFORMANCE GRAPH
QUESTIONS?
ANNEX A
MERIDIAN BIOSCIENCE, INC. AUDIT COMMITTEE CHARTER AS REVISED BY THE BOARD OF DIRECTORS ON JULY 24, 2003
Annual Meeting Proxy Card

GENERAL INFORMATION
 Who may vote

Shareholders of Meridian, as recorded in our stock register on December 8, 2003, may vote at the meeting. As of that date, Meridian had 14,826,046 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Meridian’s Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the ratification of PricewaterhouseCoopers LLP as Meridian’s independent public accountants for fiscal year 2004.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Meridian’s Secretary in writing at the address under “Questions?” on page 16.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The six director candidates receiving the most votes will be elected to fill the seats on the Board. Ratification of appointment of accountants requires the favorable vote of a majority of the votes cast. Only votes for or against these proposals count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of the votes cast.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Nominating Committee of the Board of Directors has nominated for re-election all of the following current directors: James A. Buzard, John A. Kraeutler, Gary P. Kreider, William J. Motto, David C. Phillips and Robert J. Ready.

Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the Annual Meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are entitled to cumulate their votes and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or to distribute their votes on the same principle among as many candidates as the shareholder sees fit. In order to invoke cumulative voting, notice of cumulative voting must be given in writing by a shareholder to the President, a Vice President or the Secretary of Meridian not less than 48 hours prior to the Annual Meeting. The proxies solicited include discretionary authority to cumulate votes.

Four of our six nominees are not Meridian employees. Only non-employee directors serve on Meridian’s Audit, Compensation and Nominating committees. All Meridian directors are elected for one-year terms. Personal information on each of our nominees is given below.

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

The Board recommends you vote FOR each of the following candidates:

James A. Buzard, Ph.D. Director since 1990 Age:76	James A. Buzard, Ph.D. was Executive Vice President of Merrell Dow Pharmaceuticals Inc. from March 1981 until December 1989. From December 1989 until his retirement in February 1990, he was Vice President of Marion Merrell Dow, Inc. He has been a business consultant since February 1990.

John A. Kraeutler Director since 1997 Age:55	John A. Kraeutler has more than 25 years of experience in the medical diagnostics industry and joined Meridian as Executive Vice President and Chief Operating Officer in January 1992. In July 1992, Mr. Kraeutler was named President of Meridian. Before joining Meridian, Mr. Kraeutler served as Vice President, General Manager for a division of Carter-Wallace, Inc. Prior to that, he held key marketing and technical positions with Becton, Dickinson and Company and Organon, Inc.

Gary P. Kreider, Esq. Director since 1991 Age:65	Gary P. Kreider serves as Chairman of the Compensation Committee. Mr. Kreider has been a Senior Partner of the Cincinnati law firm of Keating, Muething & Klekamp, P.L.L., counsel to Meridian, since 1975. He is also an Adjunct Professor of Law in securities at the University of Cincinnati College of Law and a director of LSI Industries Inc.

William J. Motto Director since 1977 Age:62	William J. Motto has more than 35 years of experience in the pharmaceutical and diagnostics products industries, is a founder of Meridian and has been Chairman of the Board since 1977. Before forming Meridian, Mr. Motto served in various capacities for Wampole Laboratories, Inc., Marion Laboratories, Inc. and Analytab Products, Inc., a division of American Home Products Corp.

David C. Phillips Director since 2000 Age:65	David C. Phillips serves as Chairman of the Audit Committee. Mr. Phillips spent 32 years with Arthur Andersen LLP. His service with this firm included several managing partner leadership positions. After retiring from Arthur Andersen in 1994, Mr. Phillips became Chief Executive Officer of Downtown Cincinnati, Inc., which is responsible for economic revitalization of Downtown Cincinnati. Mr. Phillips retired from DCI in 1999 to devote full time to Cincinnati Works, Inc., an organization dedicated to reducing the number of people living below the poverty level by assisting them to strive towards self-sufficiency through work, and his financial consulting services. Mr. Phillips serves as a director of Cintas Corporation and Summit Family of Mutual Funds.

Robert J. Ready Director since 1986 Age:63	Robert J. Ready founded LSI Industries Inc., Cincinnati, Ohio in 1976, which engineers, manufactures and markets commercial/industrial lighting and graphics products, and has served as its President and Chairman of its Board of Directors since that time.

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
(Item 2 on the Proxy Card)

Although not required, the Board is seeking shareholder ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as Meridian’s independent public accountants for fiscal 2004. The affirmative vote of a majority of shares voting at the meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of PricewaterhouseCoopers LLP at least through fiscal 2004. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Shareholders’ Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

Changes in the Company’s Certifying Accountant

On May 13, 2002, Meridian dismissed Arthur Andersen LLP as the independent public accountant to audit Meridian’s consolidated financial statements.

Following a review of Meridian’s accounting services in recent years, the Board of Directors initiated a process to solicit bids from Deloitte & Touche LLP, Ernst & Young LLP, Grant Thornton LLP, and PricewaterhouseCoopers LLP. The Audit Committee of the Board of Directors, after reviewing audit proposals from all four firms selected PricewaterhouseCoopers as Meridian’s independent accountants to replace Arthur Andersen, effective May 13, 2002. The Company reported this change of accountant in a Current Report on Form 8-K filed with the SEC on May 13, 2002.

Arthur Andersen’s report on Meridian’s financial statements for fiscal 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During fiscal 2001 and the subsequent interim periods preceding the replacement of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with its report. Meridian has authorized Arthur Andersen to respond fully to any inquiries by PricewaterhouseCoopers.

Arthur Andersen did not advise Meridian either during its fiscal year 2001 or during the subsequent interim periods preceding Arthur Andersen’s dismissal:

➢	that the internal controls necessary for Meridian to develop reliable financial statements did not exist;

➢	that information had come to its attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

➢	of the need to expand significantly the scope of its audit, or that information had come to its attention during fiscal year 2001 or any subsequent interim periods that if further investigated might materially have impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or have caused it to be unwilling to rely on management’s representations or be associated with Meridian’s financial statements; or

➢	that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, including information that, unless resolved to the accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

During fiscal year 2001 and during the interim period prior to engaging PricewaterhouseCoopers, neither Meridian nor anyone on its behalf consulted PricewaterhouseCoopers regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on Meridian’s financial statements, and no written report or oral advice was provided to Meridian that PricewaterhouseCoopers concluded was an important factor considered by Meridian in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement or a reportable event.

Meridian provided Arthur Andersen LLP with a copy of the foregoing disclosures and received from Arthur Andersen LLP a letter addressed to the Securities and Exchange Commission stating its agreement with such disclosures. A copy of the letter from Arthur Andersen was filed with the SEC as Exhibit 16 to the Form 8-K.

Principal Accounting Firm Fees:

Aggregate fees billed to Meridian by

PricewaterhouseCoopers LLP for fiscal 2003 were:

Audit Fees	$203,550
Audit Related Fees	42,989
Tax Fees	173,488
All Other Fees	6,000

$426,027

CORPORATE GOVERNANCE

Meridian is an Ohio corporation and, therefore, governed by the corporate laws of Ohio. Since its stock is publicly traded on Nasdaq and it files reports with the Securities and Exchange Commission, it is also subject to NASD rules as well as various provisions of federal securities laws as recently changed by the Sarbanes-Oxley Act.

Governance of the corporation is placed in the hands of the directors who, in turn, elect officers to manage the business operations. The Board oversees the management of Meridian on your behalf. It reviews Meridian’s long-term strategic plans and exercises direct decision making authority in all major decisions, such as acquisitions, the declaration of dividends, major capital expenditures and the establishment of Company policies.

During fiscal 2003, the Board of Directors met on six occasions and took action by writing on no occasions.

Meridian expects all directors to attend shareholders meetings. Each director attended the 2003 Annual Shareholders’ Meeting, all meetings of the Board and all meetings of Committees of which he was a member.

Shareholders may communicate with the full Board or individual directors on matters concerning Meridian by mail or through our website in each case to the attention of the Secretary.

Shareholders desiring to submit recommendations for nominations by the Committee should direct them to the Chairman in care of the Company at its address shown on the cover page of this proxy statement.

Non-employee directors of Meridian receive $12,000 per year for serving as a director and as members of committees of the Board. They also receive $1,000 for each director or committee meeting attended, except if a committee meeting occurs on the same day as a directors’ meeting the committee meeting fee is $800. They receive $500 for each director or committee meeting held by telephone. The Audit Committee Chairman and Compensation Committee Chairman receive an additional $1,000 and $500, respectively, for each committee meeting held. Each non-employee director is also granted a non-qualified option to purchase 2,317 shares of Common Stock at the time of election or re-election to the Board of Directors, with the exercise price being the closing sale price on Nasdaq reported immediately prior to the date of grant. Directors who are employees of Meridian are not separately compensated for serving as directors.

At its meeting on July 24, 2003, the Board adopted the Audit Committee Charter attached to this proxy statement and a Code of Ethics for the Corporation. The Code of Ethics will be sent without charge on request to the Secretary of the Corporation.

The independent directors will, during fiscal 2004, meet at least two times without the presence of management directors. The independent members of the Board had one such meeting in fiscal 2003.

The directors have organized themselves into the committees described below. Each of these committees is composed of non-employee directors each of whom meets the relevant independence requirements established by Nasdaq and the Sarbanes-Oxley Act that apply to their particular assignments. Meridian does not have an Executive Committee of its Board of Directors.

The Audit Committee is composed of David C. Phillips, Chairman, James A. Buzard and Robert J. Ready. It met 7 times last year.

The Audit Committee operates pursuant to a Charter, a copy of which is attached to this proxy statement. The Committee reviews and assesses the adequacy of the Charter annually. On July 23, 2003 the Committee reviewed revisions to the Company’s Audit Committee Charter and recommended approval of the revised Charter by the Board of Directors. The Board of Directors approved the revised Charter on July 24, 2003.

The Committee oversees the accounting and financial reporting processes of Meridian and the audits of its financial statements by its outside auditors. The Committee is solely responsible for the appointment, compensation, retention and oversight of Meridian’s outside auditor. The Audit Committee also evaluates information received from the outside auditor and Company management to determine whether the outside auditor is independent of management. The outside accounting firm reports directly to the Audit Committee.

In addition, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Meridian concerning accounting, internal accounting controls or auditing matters and has established procedures for the confidential and anonymous submission by employees of any concerns they may have regarding questionable accounting or auditing matters.

At its meeting on July 23, 2003 the Committee reviewed a proposed Code of Ethics and recommended that the Board adopt that as the Code of Ethics for the Corporation. During the year the Committee has discussed with both Pricewaterhouse Coopers and management the Company’s actions to establish controls and procedures pursuant to new requirements of the Sarbanes-Oxley Act.

Each of the Audit Committee members is able to read and understand fundamental financial statements. David C. Phillips has been designated as the Audit Committee financial expert and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A.

The Audit Committee, or its Chairman, approves all audit and non-audit services performed for Meridian by its independent accountants prior to the time that those services are commenced. The Chairman reports to the full Committee at each of its meetings and the committee approves what he has done in the interim between meetings. For these purposes, the Committee or its Chairman is provided with information as to the nature, extent and purpose of each proposed service, as well as the approximate timeframe and proposed cost arrangements for that service.

The Committee has submitted the following report to shareholders.

REPORT OF THE AUDIT
COMMITTEE

On August 13, 2003, the Committee met with representatives of Pricewaterhouse Coopers and Meridian’s internal accountants and reviewed with them the proposed 2003 Audit Plan, areas warranting particular concentration on the audit and the effects of new accounting pronouncements. The PricewaterhouseCoopers representatives reviewed with the Committee written disclosures required by the Independence Standards Board Standard No. 1 regarding independence of the public accountants and presented a letter regarding that matter to the Committee.

At its meeting on November 17, 2003, the Committee reviewed with management, PricewaterhouseCoopers and Meridian’s accounting officers the results of the audit for fiscal 2003, including the audited financial statements. The Committee reviewed the requirements of its Charter previously adopted and the reports that were required to be disclosed to the Committee. The Committee discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61.

The Committee met on December 12, 2003 to review a draft of the Form 10-K. Based on their review the Committee recommended to the Board of Directors that the audited financial statements of Meridian be included in its Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission. At the same meeting the Committee retained Pricewaterhouse Coopers LLP as Meridian’s independent public accountants for fiscal 2004 and directed that shareholder ratification of that selection be sought at the 2004 Annual Shareholders’ Meeting. As part of its deliberations, the Committee determined that PricewaterhouseCoopers was independent of Meridian.

Respectfully submitted,

Audit Committee

David C. Phillips (Chairman)
Robert J. Ready
James A. Buzard

The Compensation Committee is responsible for establishing compensation for management and administering Meridian’s stock option plans.

In determining the compensation of the Chief Executive Officer, the Committee’s deliberations and voting take place without his presence.

The Compensation Committee met two times and took action in writing two times during fiscal 2003.

The report of the Compensation Committee follows.

REPORT OF THE COMPENSATION
COMMITTEE

Meridian’s Compensation Committee is composed of Messrs. Kreider (Chairman), Buzard, Phillips and Ready. The Compensation Committee is responsible for establishing compensation for executive officers, establishing salary levels and bonus plans, making bonus awards and otherwise dealing in all matters concerning compensation of the executive officers and awarding stock options for all employees.

At other meetings throughout the year, the Committee also awarded stock options to officers and employees pursuant to Meridian’s Stock Option Plan.

The results of the Committee’s deliberations for fiscal 2003 as they pertain to the five most highly compensated officers are presented in the Summary Compensation Table.

At its meeting on April 23, 2003, the Compensation Committee established a death and disability program for Mr. Motto designed to replace the Company’s split dollar life insurance program. That plan is described in footnotes to the Summary Compensation Table.

At its meeting on November 18, 2003, the Committee established salary levels for executive officers for fiscal 2004, which included increases of approximately 4% plus merit adjustments in certain cases. They also established a fiscal 2004 bonus award based on target net earnings levels from $7,800,000 to $8,600,000. In addition, they awarded options to purchase 107,000 common shares, which will vest over a 3-year period commencing at such time as Meridian’s net income for fiscal 2004 is determined. If such net income is less than $8,200,000, those options will become void.

Respectfully submitted,

Compensation Committee

Gary P. Kreider (Chairman)
Robert J. Ready
James A. Buzard
David C. Phillips

Nominating Committee

Meridian’s Board of Directors formed a Nominating Committee on November 18, 2003 consisting of Robert J. Ready, Chairman, James A. Buzard and David C. Phillips. The Committee met on that date and nominated the current directors for re-election. The Board of Directors has established a Charter for the Nominating Committee which is available free of charge by request to the Secretary of the Corporation. Shareholders desiring to submit recommendations for nominations by the Committee should direct them to the Chairman in care of the Company at its address shown on the cover page of this proxy statement.

PRINCIPAL SHAREHOLDERS

William J. Motto, Chairman of the Board, and Putnam Investment Management, LLC are the only shareholders known by Meridian to own beneficially 5% or more of its outstanding Common Stock as of December 8, 2003. Information has been furnished by the persons listed and/or has been obtained from reports filed by the persons listed with the Securities and Exchange Commission:

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership	Percent of Class
William J. Motto[1]	4,007,146	26.9%
Putnam Investments, LLC[2]	1,181,240	8.0%

1 The business address of Mr. Motto is 3471 River Hills Drive, Cincinnati, Ohio 45244. The shares of Common Stock reported as beneficially owned by Mr. Motto include 35,000 shares subject to options exercisable within 60 days.

2 Based on Schedule 13G/A filed on August 11, 2003. The business address of Putnam Investment Management, LLC is One Post Office Square, Boston, Massachusetts 02109.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the executive officers and directors of Meridian and shows how much common stock each owned on December 8, 2003.

		Common Stock
		Beneficially Owned
Name	Position	Amount[1]		Percentage[2]
William J. Motto	Chairman of the Board	4,007,146	[2]	26.9%
	of Directors, Chief
	Executive Officer
John A. Kraeutler	President, Chief	306,046		2.0%
	Operating Officer and
	Director
Antonio A. Interno[3]	President, Managing	246,876		1.7%
	Director of Meridian
	Bioscience Europe
Richard L. Eberly[4]	Executive Vice	69,875		*
	President, General
	Manager Meridian Life
	Science
Kenneth J. Kozak[5]	Vice President,	29,100		*
	Research and
	Development
Melissa A. Lueke[6]	Vice President, Chief	33,100		*
	Financial Officer and
	Secretary
Susan A. Rolih[7]	Vice President of	15,000		*
	Regulatory Affairs &
	Quality Systems
Lawrence J. Baldini[8]	Vice President of	15,000		*
	Operations
James A. Buzard, Ph.D.[9,10,11]	Director	27,930		*
Gary P. Kreider[10,12]	Director	47,080		*
Robert J. Ready[9,10,11]	Director	29,635		*
David C. Phillips[9,10,11]	Director	12,951		*
All Executive Officers and Directors as a Group		4,839,739		31.5%

1 Includes options exercisable within 60 days from Mr. Motto of 60,000 shares, Mr. Kraeutler of 226,038 shares, Mr. Interno of 22,000 shares, Mr. Eberly of 69,775 shares, Mr. Kozak of 29,100 shares, Mr. Buzard of 23,172 shares, Mr. Kreider of 19,536 shares, Ms. Lueke of 20,500 shares, Mr. Phillips of 6,951 shares, Mr. Ready of 23,172 shares, Ms. Rolih of 15,000 shares, and Mr. Baldini of 10,000 shares.

2 See description of Common Stock ownership contained under “Principal Shareholders.”

3 Antonio A. Interno was appointed as a Vice President in August 1991, appointed a Senior Vice President in September 1997, and appointed as President, Managing Director of Meridian Bioscience Europe in October 2003. He has been Managing Director of Meridian’s European subsidiaries, Meridian Bioscience Europe since February 1990.

4 Richard L. Eberly was appointed Vice President of Sales and Marketing on January 10, 1997, appointed an Executive Vice President in May 2000, and appointed Executive Vice President, General Manager of Meridian Life Science in February 2003. He has over 12 years of experience in the medical diagnostic industry and joined Meridian in January 1995. Prior to his appointment to Vice President of Sales and Marketing, Mr. Eberly served as the Director of Sales for Meridian. Before joining Meridian, he held key sales and marketing positions at Abbott Diagnostics.

5 Kenneth J. Kozak joined Meridian in October 1987 and was appointed Vice President, Research and Development, on May 17, 1999. Prior to this appointment, Mr. Kozak served as Director of Product Development for Meridian. Before joining Meridian, Mr. Kozak held a variety of positions at the University of Cincinnati College of Medicine.

6 Melissa A. Lueke was appointed Vice President, Chief Financial Officer and Secretary on January 23, 2001. Prior to her appointment, Ms. Lueke served as Meridian’s Controller since March 2000 and Acting Secretary from July 20, 2000 to January 23, 2001. Before joining Meridian, Ms. Lueke was employed by Arthur Andersen LLP from June 1985 to January 1999, most recently as a Senior Audit Manager.

7 Susan A. Rolih was appointed Vice President of Regulatory Affairs and Quality Systems on May 29, 2001. Before joining Meridian, Ms. Rolih held various regulatory and quality positions with Immucor, Inc.

8 Lawrence J. Baldini was appointed Vice President of Operations on April 3, 2001. Before joining Meridian, Mr. Baldini held various operations management positions with Instrumentation Laboratories and Fisher Scientific.

9 Audit Committee Member.

10 Compensation Committee Member.

11 Nominating Committee Member.

12 Includes 145 shares held by his wife, 1,000 shares held as custodian for his minor child and 5,122 shares held by trusts of which Mr. Kreider is trustee and a beneficiary. Also includes Meridian debentures convertible into 1,492 shares.

* Less than one percent.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 requires Meridian’s executive officers, directors and persons who own more than ten percent of a registered class of Meridian’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms received by it, Meridian believes that during the last fiscal year, all of its executive officers, directors and ten percent stockholders complied with the Section 16 reporting requirements except the following. A Form 4 to be filed on behalf of Mr. Ken Kozak was filed late. The Form 4 was in regards to 100 shares of common stock awarded to Mr. Kozak on October 22, 2002. On August 25, 2003, three Forms 4 were filed on behalf of Mr. Antonio Interno late. The Forms 4 were in regard to sales of Meridian common stock. The dates of the three transactions were August 5, 19 and 20. A Form

4 filed on behalf of Mr. John Kraeutler was filed late. The Form 4 was in regards to a sale of Meridian common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Gary P. Kreider, who is Chairman of the Compensation Committee, is a senior partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to Meridian in fiscal 2003.

SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal Position				Securities
				Underlying	All Other
	Year	Salary	Bonus	Options	Compensation
William J. Motto[1]	2003	$395,000	$251,813	25,000	$204,483
Chairman of the Board of Directors,	2002	387,700	-0-	55,000	41,779
Chief Executive Officer	2001	387,700	-0-	20,000	50,298
John A. Kraeutler[2]	2003	$294,000	$187,425	25,000	$96,133
President, Chief Operating Officer	2002	280,700	-0-	55,000	23,687
	2001	280,700	-0-	50,000	32,165
Antonio A. Interno[3]	2003	$239,883	$152,925	10,000	$20,200
Senior Vice President, Managing	2002	198,200	-0-	10,000	20,200
Director MDE	2001	192,100	-0-	10,000	16,200
Richard L. Eberly[4]	2003	$205,000	$108,906	10,000	$37,300
Executive Vice President, Sales,	2002	177,700	-0-	10,000	27,480
Marketing and Operations	2001	177,700	-0-	35,000	22,532
Melissa A. Lueke[5]	2003	$163,000	$103,913	10,000	$27,304
Vice President, Chief Financial	2002	157,800	-0-	10,000	13,686
Officer and Secretary	2001	145,900	-0-	30,000	13,759

1 “All Other Compensation” for Mr. Motto includes (a) car allowances of $14,600, $16,579 and $14,297 in 2003, 2002 and 2001, respectively, (b) professional allowances of $25,000, $15,200 and $15,000 in 2003, 2002 and 2001, respectively, (c) premiums paid under Meridian’s Split-Dollar Life Insurance Program of $11,697 in 2001, and (d) amounts accrued under Meridian’s Savings and Investment Plan. Also included are $154,883 representing loans forgiven that were incurred by Mr. Motto in connection with the Split-Dollar Life Insurance Program, which has been terminated. Todd Motto, the adult son of William J. Motto, is Vice President Sales and Marketing Meridian Bioscience Europe. Todd Motto received approximately $107,000 in compensation for fiscal 2003.

2 “All Other Compensation” for Mr. Kraeutler includes (a) car allowances of $11,216, $12,595 and $10,280 in 2003, 2002 and 2001, respectively, (b) professional allowances, (c) premiums paid under Meridian’s Split-Dollar Life Insurance Program of $8,948 in 2001 and (d) amounts accrued under Meridian’s Savings and Investment Plan of $10,000, $9,986 and $11,247 in 2003, 2002 and 2001, respectively. Also included are $69,917 representing loans forgiven that were incurred by Mr. Kraeutler in connection with the Split-Dollar Life Insurance Program, which has been terminated. Mr. Kraeutler and Meridian are parties to an employment agreement dated February 15, 2001 which sets forth compensation, non-competition, benefit and severance provisions and provides for a payment equal to three times Mr. Kraeutler’s base salary (plus any salary earned but not paid) upon the occurrence of certain events, including a change in control of Meridian. The agreement is effective for a period of 36 months commencing February 15, 2001, automatically extending until either party terminates the agreement.

3 “All Other Compensation” for Mr. Interno includes (a) car allowances of $16,200 in 2003, 2002 and 2001 and (b) amounts accrued under Meridian’s Savings and Investment Plan. The increase in Mr. Interno’s salary during fiscal 2002 reflects changes in exchange rates. There was no change to the amount of salary in local currency during fiscal 2002.

4 “All Other Compensation” for Mr. Eberly includes (a) car allowances of $8,472, $13,650 and $6,966 in 2003, 2002 and 2001, respectively, (b) premiums paid under Meridian’s Split-Dollar Life Insurance Program of $4,190 in 2002, (c) amounts accrued under Meridian’s Savings and Investment Plan of $10,000, $9,640 and $9,706 in 2003, 2002 and 2001, respectively and (d) reimbursement for education related expenses of $5,860 in 2001. Also included are $15,828 representing loans forgiven that were incurred by Mr. Eberly in connection with the Split-Dollar Life Insurance Program, which has been terminated.

5 “All Other Compensation” for Ms. Lueke includes (a) car allowances of $5,000, $5,000 and $3,000 in 2003, 2002 and 2001, respectively, (b) premiums paid under Meridian’s Split-Dollar Life Insurance Program and (c) amounts accrued under Meridian’s Savings and Investment Plan of $7,757, $8,686 and $8,030 in 2003, 2002 and 2001, respectively. Also included are $13,547 representing loans forgiven that were incurred by Ms. Lueke in connection with the Split-Dollar Life Insurance Program, which has been terminated.

In April 2003, Meridian entered into an agreement with Mr. Motto creating a death and disability program to replace the Corporation’s split dollar life insurance program. The Agreement provides for disability compensation of 60% of average salary and bonus in the last three completed fiscal years to be paid for five years from the date of disability until death, reduced by any payments made through other policies maintained by Meridian. If Mr. Motto dies while employed or while receiving the disability payments, the Company would pay his designated beneficiaries $1,000,000 reduced by payments made as disability compensation and reduced by any other insurance on Mr. Motto’s life maintained by Meridian. The Agreement also provides for the maintenance of health insurance on Mr. Motto and his spouse and their survivor for five years after Mr. Motto’s separation from employment because of death or disability and provides a right of registration for Mr. Motto on three occasions for the purpose of public resale under the Securities Act of 1933 of Meridian securities owned by him.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realized Value
					at Assumed Annual Rates
	Number of				of Price Appreciation for
	Securities	% of Total Options	Exercise		Option Term
	Underlying	Granted to	Price
	Options	Employees in Fiscal	($/Per	Expiration
Names	Granted	2002	Share)	Date	5%	10%
William J. Motto	21,450	13%	$6.93	11/19/12	$242,133	$385,556
	3,550	2%	6.30	11/19/12	36,430	58,009

John A. Kraeutler	25,000	15%	6.30	11/19/12	256,551	408,514

Antonio A. Interno	10,000	6%	6.30	11/19/12	102,620	163,406

Richard L. Eberly	10,000	6%	6.30	11/19/12	102,620	163,406

Melissa A. Lueke	10,000	6%	6.30	11/19/12	102,620	163,406

FISCAL 2003 OPTION EXERCISES
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money Options at
			Options at FY-End	FY-End
	Shares Acquired	Value
Name	on Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexerciable
William J. Motto	$—	$—	60,000 / 60,000	$149,724 / $305,130

John A. Kraeutler	38,971	205,211	226,038 / 67,500	514,548 / 328,681

Antonio A. Interno	23,407	77,194	22,000 / 12,500	37,300 / 60,406

Richard L. Eberly	—	—	69,775 / 23,750	197,765 / 139,259

Melissa A. Lueke	5,000	32,050	20,500 / 22,500	65,084 / 135,706

PERFORMANCE GRAPH

     The following graph shows the yearly percentage change in Meridian’s cumulative total shareholder return on its Common Stock as measured by dividing the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented and (B) the difference between Meridian’s share price at the end and the beginning of the periods presented; by the share price at the beginning of the periods presented with the Wilshire 5000 Equity Index and a Peer Group Index. The Peer Group consists of Apogent Technologies, Inc., Biomerica, Inc., Biosite, Inc., Diagnostic Products Corp., Hycor Biomedical, Inc., Idexx Laboratories Corp., Neogen Corp., Quidel Corp. and Trinity Biotech Plc.

SHAREHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for shareholder proposals to be included in the Proxy Statement for next year’s meeting is August 23, 2004.

     The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in Meridian’s Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2005 Annual Shareholders’ Meeting, it must be received prior to November 5, 2004. If there is a change in the anticipated date of next year’s annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

     Meridian’s Code of Regulations provides that only persons nominated by an officer, director or in writing by a shareholder at least five days prior to the meeting at which directors are to be selected shall be eligible for election.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

     Melissa Lueke, Vice President, Chief Financial Officer and Secretary
     Meridian Bioscience, Inc.
     3471 River Hills Drive
     Cincinnati, Ohio 45244
     or call us at (513) 271-3700.

     For information about your record holdings call the Computershare Shareholder Services at 1-888-294-8217.

ANNEX A

MERIDIAN BIOSCIENCE, INC.
AUDIT COMMITTEE CHARTER
AS REVISED BY THE BOARD OF DIRECTORS ON JULY 24, 2003

I. PURPOSE

     The primary function of the Audit Committee is to assist the Company in maintaining the integrity of its financial statements and to assist it in providing full and fair disclosure of the financial aspects of its operations. This function applies to the Company’s financial reports, financial press releases, filings with the Securities and Exchange Commission and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee shall:

 Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

 Review and appraise the audit efforts of the Company’s independent public accountants.

 Provide an open avenue of communication among the independent public accountants, financial and senior management and the Board.

     The Committee is authorized to employ, at the Company’s expense, any outside experts, legal counsel, accountants or other personnel deemed by the Committee in its collective judgment to be reasonably necessary, and in the best interest of the Company and its shareholders, to enable the Committee to fulfill its responsibilities.

II. COMPOSITION

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence and financial literacy requirements prescribed by the NASD and Section 10A of the Securities Exchange Act. At least one member of the Committee shall be an audit committee financial expert as defined under the United States Securities and Exchange Commission rules promulgated pursuant to § 407 of the Sarbanes-Oxley Act of 2002.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the Board, the members of the Committee shall designate a Chair.

III. MEETINGS

     The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the chief financial officer and the independent public accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed independently. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company’s financials. The Committee shall maintain minutes of its meetings and activities.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Review and update this Charter annually.

2.	Review the Company’s annual financial statements, financial press releases, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. This information should be sent to the Committee at least 24 hours before release.

Independent Accountants

3.	Appoint, compensate and oversee the independent public accountants who audit the Company’s financial statements and consider their independence and effectiveness. On an annual basis, the Committee shall ensure the receipt from the independent public accountants of their formal written statement delineating all relationships between them and the Company. The Committee shall, as appropriate, also discuss with the auditor any undisclosed relationships or non-accounting services rendered to the Company or any of its affiliates that could impact the objectivity and independence of the independent public accountants, and take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

4.	Evaluate the performance of the independent public accountants and discharge the independent public accountants when circumstances warrant.

5.	Review most recent report of the Public Company Accounting Oversight Board of its examination of the Company’s independent public accountant.

6.	Ensure that lead audit partner of the independent public accountant and the audit partner responsible for reviewing the audit are rotated off the audit at least every five years with a five year cooling off period. Ensure that all audit partners are rotated off the audit at least every seven years with a two year cooling off period.

7.	Pre-approve all audit and non-audit services and their accompanying fees to be performed by the Company’s independent public accountants. The Committee may delegate this function to the Chairman of the Committee between meetings, with an obligation to report any actions to the Committee.

The auditors may not perform:

•	bookkeeping,

•	financial information and systems design and implementation,

•	appraisal or valuation services or contribution-in-kind reports,

•	fairness opinions,

•	actuarial services,

•	internal audit outsourcing services,

•	management functions or human resources,

•	brokers or dealer, investment advisor or investment banking services,

•	legal services and expert services unrelated to the audit, and

•	any other service that the Accounting Oversight Board determines by regulation is impermissible.

8.	Ensure disclosure in the Company’s Form 10-K filed with the SEC of any non-audit services approved to be performed by the Company’s independent public accountants.

9.	Periodically consult with the independent public accountants out of the presence of management about internal controls, the fullness and accuracy of the Company’s financial statements, and the adequacy/capability of financial staff given the business and changes in operations.

10.	Review with the independent public accountants the coordination of audit work to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

11.	Discuss with the independent accountants any major risk areas, critical accounting policies employed by the Company and any preferred accounting policies that differ from those being employed by the Company.

Financial Reporting Processes

12.	Meet with the independent accountants and the appropriate company financial staff to plan the scope of each audit prior to commencement of each audit process.

13.	In consultation with the independent public accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

14.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

15.	Advise financial management and the independent public accountants that they are expected to provide a timely analysis of significant current financial reporting issues and practices. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management as developed by the Committee.

16.	Continue the process of reporting to the Committee by each of management and the independent public accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

17.	At least annually, review a report from the independent public accountants as to all critical accounting policies and practices, alternative treatments with financial information within GAAP discussed with management, ramifications of the use of alternative disclosures, the treatment preferred by the independent public accounts in each instance, management letters and other communications.

Process Improvement

18.	Following completion of the annual audit, review separately with each of management and the independent public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

19.	Resolve any disagreements between management and the independent public accountants in connection with the preparation of the financial statements.

20.	Consider and review with the independent public accountant:

a.	The adequacy of the Company’s internal controls including computerized information system controls and security.

b.	Report related findings and recommendations of the independent public accountant together with management’s responses.

21.	Review with the independent public accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time after implementation of changes or improvements, as decided by the Committee.

22.	Review specifically all repeat audit points and recommendations not implemented from prior audits.

Ethical and Legal Compliance

23.	Establish, review and update periodically a Code of Ethics, a Corporate Securities Trading Policy, Foreign Corrupt Practices Act Policy and a Code of Ethical Conduct for financial managers and ensure that these items are published to employees.

24.	Review management’s monitoring of the Company’s compliance with these codes and policies, and review the systems management has in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

25.	Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential, anonymous submission by employees and others of concerns regarding questionable accounting or auditing matters.

26.	Review activities, organizational structure, and qualifications of any internal audit efforts.

27.	Review with the Company’s counsel, any legal or regulatory matter that could have a significant impact on the Company’s financial statements.

28.	Review and approve all related-party transactions.

29.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

30.	Recommend to the Company whether the audited financial statements should be included in the annual Form 10-K for submission to the Securities and Exchange Commission.

31.	Prepare a Report of the Audit Committee for transmission to shareholders through the annual Proxy Statement.

32.	Review the process utilized by management in presenting certifications as to the financial statements to the Securities and Exchange Commission.

33.	Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets and request from the independent public accountant and review a report as to all loans or extensions of credit by the Company to its officers.

34.	Determine whether the provision of non-audit services by the independent accountants is compatible with their independence.

[ ]	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 — James A. Buzard	[ ]	[ ]	04 — William J. Motto	[ ]	[ ]

02 — John A. Kraeutler	[ ]	[ ]	05 — David C. Phillips	[ ]	[ ]

03 — Gary P. Kreider	[ ]	[ ]	06 — Robert J. Ready	[ ]	[ ]

B Issues

The Board of Directors recommends a vote FOR the following proposal.

2. To ratify the appointment of PricewaterhouseCoopers LLP as independent	For	Against	Abstain
public accountants for fiscal 2004.	[ ]	[ ]	[ ]

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — MERIDIAN BIOSCIENCE, INC.

PROXY FOR ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints WILLIAM J. MOTTO and MELISSA A. LUEKE, or either of them, proxies of the undersigned, each with the power of substitution, to vote cumulatively or otherwise all shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Meridian Bioscience, Inc. to be held on January 22, 2004 at 2:00 P.M. Eastern Time at Holiday Inn, 4501 Eastgate Boulevard, Cincinnati, Ohio and any postponement or adjournment of such Annual Meeting.

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.